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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (date of earliest event reported): January 31, 2002



                           TRANSOCEAN SEDCO FOREX INC.
             (Exact name of registrant as specified in its charter)



        CAYMAN ISLANDS                    333-75899              66-0582307

(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)




                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 232-7500



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ITEM 9.  REGULATION FD DISCLOSURE.

         Drilling rig status and contract information, including contract dayrate and duration, as of January 31, 2002 on the drilling fleet of Transocean Sedco Forex Inc. (the "Company") has been condensed into a report entitled "Monthly Fleet Update" and will be available through the company's website at www.deepwater.com. The report will be located in the "Investor Relations / Financial Reports" section of the site and is comprised of two segments, "Monthly Fleet Update" and "Monthly Fleet Update - Domestic Jackups and Barges." The report will also be available through a free monthly email distribution. To be added to the email distribution, please contact Jeffrey L. Chastain, Vice President, Investor Relations and Communications, at jchastain@deepwater.com or at fax number 713-232-7031.

         The statements made in the Monthly Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Monthly Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts and future contract commencement dates and locations. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore and U.S. inland marine oil and gas exploration and development, exploration success by producers, oil and gas prices, demand for offshore and U.S. inland marine rigs, competition and market conditions in the contract drilling industry, actions and approvals of third parties, the Company's ability to successfully integrate the operations of acquired businesses, costs, delays and other difficulties related to the merger with R&B Falcon Corporation, delays or cost overruns on construction projects and possible cancellation of drilling contracts as a result of delays or performance, outcome of ongoing discussions regarding newbuilds, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including the risk of war and civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company's Form 10-Q for the quarter ended September 30, 2001 and Form 10-K for the year ended December 31, 2000 and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TRANSOCEAN SEDCO FOREX INC.



  Date: January 31, 2002               By: /s/  ERIC B. BROWN
                                       -----------------------
                                       Name:  Eric B. Brown
                                       Title: Senior Vice President, General
                                              Counsel and Corporate Secretary


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